Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund Inc. on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Diversified International Equity Fund, which is also incorporated by reference into the Registration Statement We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Emerging Markets Equity Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 21, 2012 relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Latin America Equity Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS World Dividend Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2013